UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 2)

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IPS/Integrity Reorganization – March 30, 2005 Shareholders Meeting

Hi, my name is                          and this is a courtesy call from ADP. I am a proxy representative on behalf of IPS Funds for                                 are they available?

If other than the shareholder answers:

Hi Mr./Ms.                                   , my name is                                                  and I am calling from ADP since you are a shareholder of IPS Funds.  Recently you were mailed proxy materials for the upcoming special Shareholders meeting scheduled for March 30, 2005.  Have you received this material?

If the shareholder answers:

Hi Mr./Ms.                                   ,  I am calling from ADP because you are a shareholder of IPS Funds.  Recently you were mailed proxy material for the upcoming special Shareholders meeting set for March 30, 2005.

Have you received this material?

If Not Received:

I can resend the voting material to you.  You should receive it with in 3 to 5 business days.  Once received and reviewed there are several options for you to place your vote. You may use the automated system, the number is 1-800-690-6903, or vote online at www.proxyweb.com, you may also call us directly at 1-877-866-4967 or if you like we can schedule a call back for a later date.

If Received:

Have you had a chance to review the material and are there any questions I can answer for you?  (Use proxy statement to answer all questions.)

If you have no (further) questions, would you like to take this opportunity to place vote with me electronically?

If Shares were sold After January 31st, 2005:

Since you were a shareholder on the date of  record which was, January 31st, 2005, you are still entitled to cast your vote.  If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES HOUSEHOLD:

The process will only take a few moments.

1.      I will introduce myself again and give the date and time.

2.      I will then ask your permission to record your vote.

3.      At that point, I will ask you to give me your full name and mailing address, city, state and zip code to confirm ownership of your account.

May I take your vote now?

My name is                                                   from ADP on behalf of IPS Funds.
Today’s date is                                  and the time is               E.S.T.

Mr./Ms.                                   do I have your permission to record your vote?

For the record, would you please state your full name and full mailing address?

The IPS Board has unanimously approved the Plan of Reorganization and has recommended that the shareholders of each IPS Series vote in favor of the Reorganization.  Do you wish to follow the Board’s recommendation for each of your accounts?

IF YES CORPORATE:

This process will only take a few moments.

1.      I will introduce myself again and give the date and time.

2.      I will ask your permission to record your vote.

3.      Then I will ask you to give me your full name and your company’s full mailing address, city, state, and zip code.

4.      Finally I will ask you to confirm that you are authorized to vote.

May I take your vote now?

This is                                        from ADP on behalf of IPS Funds.                   Today is                                  and the time is               E.S.T.

Mr./Ms.                                   do I have your permission to record your vote?

For the record, would you please state your full name and company mailing address?

Are you authorized to vote these shares?

The IPS Board has unanimously approved the Plan and has recommended that the shareholders of each IPS Series vote in favor of the Reorganization.  Do you wish to follow the Board’s recommendation for each of your accounts?

For Favorable Vote:

Mr./Ms.                                   I have recorded your vote as follows, for all of your IPS Funds accounts you are voting the Board’s recommendation in favor of the Reorganization, is that correct?

For Non-Favorable Vote:

Mr./Ms.                                   I have recorded your vote as follows, for all of your IPS Funds accounts you have chosen to vote against (or abstain) from the boards recommendation to reorganization of the funds.

Record all votes as shareholder requests and confirm by reading back their choices.

Within the next 72 hours we will mail you a written confirmation of your vote.  If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-866-4967 to let us know.  Also, please be aware that your vote cannot be changed after 10:00AM CST, March 30th, 2005.  Thank you very much for your participation and have a great day/evening.

If Not Interested:

Sorry for the inconvenience today.  Please be aware that as a shareholder, your vote is important.  Please fill out your proxy card at your earliest convenience, sign it, date it and mail it back in the prepaid envelope.  If you would rather not do that, you can always vote over the phone with an automated system at 1-800-690-6903 or on the Internet at www.proxyweb.com.  The only thing you will need is the control number on your proxy card, which is the shaded number.  Thank you again for your time today, and have a wonderful day/evening.

IF NO (regarding re-mailing):

Mr./Ms.                                   may I please verify your mailing address so I may send you another copy of this material?

Verify address and make any changes.

The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

Mr./Ms.                                   would you like me to reschedule a call back in a few days after you have had a chance to review the material? (IF HIGH SHARE BALANCE, RESCHEDULE WITHOUT ASKING)  We will give you a call back within a week once you have had time to review the material.  Thank you for your time and have a great day/evening.

IF YES:

Thank you very much Sir/Madame, we will give you a call back at your convenience on                                    at                     o’clock your time.  Should you have any further questions prior to our call back, please feel free to call ADP at 1-877-866-4967.  Thank you for your time and have a great day/evening.

IF NO:

Sorry for the inconvenience today, we will not be calling again,  but we would like to ensure you, that as a shareholder, your vote is important.  Please vote your shares by filling out the proxy card, signing and dating it or if you would like to vote by phone,  you may do so by calling us at 1-877-866-4967 or an automated system at 1-800-690-6903.  You can also go on the Internet and vote there at www.proxyweb.com.  Please understand that you have the opportunity to vote on this important proposal.  Thank you for your time and participation today and have a good day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of IPS Funds, with which you are a shareholder.  You should have received material in the mail recently concerning the Special Shareholder meeting to be held on March 30, 2005.

Your vote is very important.  You can provide your vote quickly and easily by touchtone phone, Internet or by mail.  Your proxy card has all of the details or you may call us toll free at 1-877-866-4967 to answer any questions you might have and to cast your vote directly over the phone.

Thank you and have a nice day/evening.